UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)
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HELIOS & MATHESON NORTH AMERICA INC.

(Name of Registrant as Specified In Its Charter)

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April 30, 2010
Dear Shareholder:
You are cordially invited to attend Helios & Matheson North America Inc.’s Annual Meeting on May 20, 2010. The meeting will begin promptly at 10:00 a.m. at the Company’s headquarters located at 200 Park Avenue South, Suite 901, New York, New York 10003.
The official Notice of Annual Meeting of Shareholders, proxy statement, proxy card and return envelope are included with this letter. Also enclosed is the Helios & Matheson North America Inc.’s Annual Report to shareholders for the year ended December 31, 2009. The matters listed in the Notice of the Annual Meeting of Shareholders are described in detail in the proxy statement.
The vote of every shareholder is important. Please review carefully the enclosed materials and then sign, date and promptly mail your proxy. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.
The Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely, HELIOS & MATHESON NORTH AMERICA INC.
/s/ SALVATORE M. QUADRINO
Salvatore M. Quadrino, Interim Chief Executive Officer
and Chief Financial Officer

HELIOS & MATHESON NORTH AMERICA INC.
200 PARK AVENUE SOUTH, STE 901
NEW YORK, NEW YORK 10003
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 20, 2010
To the Shareholders of HELIOS & MATHESON NORTH AMERICA INC.
PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Helios & Matheson North America Inc. (“Helios & Matheson” or the “Company”) will be held at 10:00 a.m. (local time), on May 20, 2010, at the Company’s headquarters located at 200 Park Avenue South, Suite 901, New York, New York 10003 for the following purposes:
1.	To elect the Board of Directors of the Company to serve until the Annual Meeting of Shareholders in 2011 and until their respective successors are duly elected and qualified;
2.	To ratify the appointment of Mercadien, P.C. as the independent auditor of the Company for the year ending December 31, 2010.
Only shareholders of record at the close of business on April 15, 2010 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.
You may vote in person or by proxy. You may cast your vote by dating and signing the enclosed proxy exactly as your name appears thereon and promptly returning such proxy in the envelope provided. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.
You may revoke your proxy by voting in person at the meeting, by written notice to the interim Secretary of the Company or by executing and delivering a later-dated proxy by mail, prior to the closing of the polls. Attendance at the meeting does not by itself constitute revocation of a proxy. All shares that are entitled to vote and are represented by properly completed proxies timely received and not revoked will be voted as you direct. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.
You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This proxy statement and the accompanying form of proxy, together with the Company’s 2009 Annual Report to shareholders, are being mailed to shareholders on or about April 30, 2010. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
By:	/s/ Roxanne Weisbrot
Roxanne Weisbrot
Interim Secretary
New York, New York
April 30, 2010

HELIOS & MATHESON NORTH AMERICA INC.
200 PARK AVENUE SOUTH, STE 901
NEW YORK, NEW YORK 10003
(212) 979-8228

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 20, 2010

This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Helios & Matheson North America Inc., a Delaware corporation (“Helios & Matheson” or the “Company”), to be voted at its Annual Meeting of Shareholders which will be held at 10:00 a.m. (local time), on May 20, 2010 at the Company’s headquarters located at 200 Park Avenue South, Suite 901, New York, New York 10003 and at any postponements or adjournments thereof (the “Annual Meeting”).
At the Annual Meeting, the Company’s shareholders will be asked (i) to elect Messrs. Srinivasaiyer Jambunathan, Daniel L. Thomas, Rabin K. Dhoble, Kishan Grama Ananthram, and Ms. Divya Ramachandran as directors of the Company to serve until the Annual Meeting of Shareholders in 2011 and until their respective successors are duly elected and qualified, and (ii) to ratify the appointment of Mercadien, P.C. as the Company’s independent auditor for the year ending December 31, 2010.
This proxy statement and the accompanying form of proxy, together with the Company’s 2009 Annual Report to shareholders, are being mailed to shareholders on or about April 30, 2010.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 20, 2010:
This proxy statement and the Company’s 2009 Annual Report to Shareholders are available for viewing, printing and downloading at www.hmna.com, under About Helios & Matheson.
Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any shareholder upon written request to Helios & Matheson North America Inc., 200 Park Avenue South, Suite 901, New York, New York, 10003, Attention: Ms. Roxanne Weisbrot, Interim Secretary. This proxy statement and the Company’s 2009 Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are also available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION
PROXY SOLICITATION
Proxies may be solicited by mail, personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). Since the Company is making this solicitation the expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company.
In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company’s common stock.
REVOKING YOUR PROXY
A shareholder may revoke a proxy at any time before it is exercised by one of the three following ways:
•
By filing with the interim Secretary of the Company a written revocation to the attention of Ms. Roxanne Weisbrot, Interim Secretary, Helios & Matheson North America Inc., 200 Park Avenue South, Suite 901, New York, New York 10003, Telephone: (212) 979-8228. We must receive your written revocation before the time of the Annual Meeting;

•	By submitting a duly executed proxy bearing a later date than your original proxy. We must receive such later dated proxy before the time of the Annual Meeting; or
•
By voting in person at the meeting. However, attendance at the Annual Meeting does not by itself constitute revocation of a proxy. A shareholder who holds shares through a broker or other nominee must bring a legal proxy ballot to the meeting if that shareholder desires to vote at the meeting.

VOTING YOUR SHARES
Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the Company’s independent auditor.
Under the Company’s By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of common stock, voting as a single class, entitled to vote, constitutes a quorum for the transaction of business. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.
An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: instructions have not been received from the beneficial owners or persons entitled to vote, and (i) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

VOTES REQUIRED FOR APPROVAL
Shares Entitled to Vote. Only holders of record of the Company’s common stock at the close of business on April 15, 2010 (the “Record Date”) are entitled to notice, to attend and to vote at the Annual Meeting with each share entitled to one vote. As of the close of business on April 15, 2010, the Company had 3,086,362 shares of common stock outstanding.
Quorum. Delaware’s Business Corporation Law and the Company’s By-Laws provide that, a quorum being present, nominees for the office of director are to be elected by a plurality of votes cast at the meeting by holders of shares represented either in person or by proxy entitled to vote in the election. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including broker non-votes) are counted as present for the purpose of determining a quorum but are not counted as votes cast in determining a plurality.
Votes Required. The votes required on each of the proposals are as follows:

Proposal 1: Election of Directors	The five nominees for director who receive the most votes will be elected. This is called a “plurality”. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee. If you do not provide instructions on how to vote for a particular nominee, your broker will not vote with respect to such director.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the holders entitled to vote and that voted for or against or expressly abstained at the Annual Meeting is required to ratify the Audit Committee’s selection of the independent registered public accounting firm. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

PROPOSAL 1

ELECTION OF DIRECTORS
Pursuant to the Company’s By-Laws, the Board of Directors shall be comprised of not less than three and not more than nine directors. The exact number of directors shall be set by the Company’s By-Laws or by a resolution of the Board of Directors. On March 18, 2008, the Board of Directors established the size of the Board at five members. At each Annual Meeting of Shareholders, directors shall be elected for the ensuing year.
Each director will be elected to serve for a one-year term, unless he/she resigns or is removed before his term expires. Each of the nominees listed are currently a member of the Board of Directors and each of them has consented to serve as a director if elected. There is detailed information about each of the nominees available in the section of this proxy statement titled “Nominees Standing for Election”.
If any of the nominees cannot serve for any reason, the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the Board seat or seats open until a suitable candidate or candidates are nominated, or it may decide to reduce the size of the Board.
Nominees Standing for Election
The following nominees are standing for election to serve as directors until the Annual Meeting of Shareholders in 2011:

Name	Age	Position

Srinivasaiyer Jambunathan	71	Chairman and Director
Daniel L. Thomas	60	Director
Rabin K. Dhoble	48	Director
Kishan Grama Ananthram	46	Director
Divya Ramachandran	30	Director
Srinivasaiyer Jambunathan has been a director of the Company since August 22, 2006 and Chairman of the Board since April 1, 2008. Mr. Jambunathan was named Vice Chairman of the Board of Directors on November 8, 2006 and Lead Director on April 25, 2007. Mr. Jambunathan is the Chairman of the Nominating and Corporate Governance Committee and the Executive Committee as well as a member of the Audit Committee. Mr. Jambunathan is a director for Patel Engineering Company Limited and Inventure Growth and Securities Private Limited, Mumbai and a non-executive director for Calyx Chemicals & Pharmaceuticals Limited, Mumbai. Since January 2001, Mr. Jambunathan has served as non-executive Chairman of First Policy Insurance Pvt. Ltd. From November 2003 to May 2007, Mr. Jambunathan was a director of JSW Steel Ltd. Mr. Jambunathan served as a director of the Bombay Stock Exchange, and thereafter, Bombay Stock Exchange Limited for a total period of six years until 2006. Mr. Jambunathan was also the non-executive Chairman of Bombay Stock Exchange from March 2003 to August 2005. From March 2005 to August 2005 Mr. Jambunathan also served as non-executive Chairman of Provogue India Ltd., a men’s designer wear and fashion apparel company. Mr. Jambunathan was Chairman of the local Advisory Board, State Bank of Mauritius from 1996 to 2001. Mr. Jambunathan brings to the Company’s Board a wealth of knowledge of organizational and operational management as well as board leadership experience essential to a public company.
Daniel L. Thomas has been a director of the Company since June 5, 2006. Mr. Thomas is the Chairman of the Audit Committee, as well as a member of the Executive Committee and the Nominating and Corporate Governance Committee. Mr. Thomas is currently a partner with Thomas & Associates, a CPA firm, which he started in February 2002. From October 1999 to February 2002 he was the Audit Partner in Charge with Corbin & Wertz, a CPA firm. Mr. Thomas’ experience includes part-time CFO services, fraud prevention and investigation, acquisition consulting, transaction due diligence, internal control review and systems implementation. Mr. Thomas is a Certified Public Accountant and a Certified Fraud Examiner. Mr. Thomas is the past president of the Orange County Chapter of the Association of Certified Fraud Examiners and he has served on the Board of Directors for the Orange County Head Start program. Mr. Thomas also spent five years as a Reserve Deputy Sheriff for the Orange County Sheriff’s Department. Mr. Thomas brings to the Company’s Board over 30 years of public accounting and financial experience as well as expertise in fraud prevention.

Rabin K. Dhoble has been a director of the Company since February 2006. Mr. Dhoble is a member of the Audit Committee, the Compensation Committee and the Executive Committee. Mr. Dhoble is currently the President of Diversified Agency Services Healthcare, Omnicom. Since 1998, Mr. Dhoble has been a senior executive within the healthcare communications practice of Diversified Agency Services, the specialty communications unit of Omnicom Group. Mr. Dhoble brings to the Company’s Board extensive organizational and operational management skills combined with a wealth of experience specializing in the development of business strategies and the management of cross-functional teams that support the global commercialization of biotechnology and pharmaceutical brands.
Kishan Grama Ananthram has been a director of the Company since August 22, 2006. Mr. Ananthram is the Chairman of the Compensation Committee and a member of the Executive Committee. Mr. Ananthram has served as the Founder, Chairman and Chief Executive Officer of IonIdea, Inc., a software product and engineering outsourcing company since January 1994. Mr. Ananthram has over 20 years of entrepreneurial, management, sales and technology experience. Prior to founding IonIdea, Inc. Mr. Ananthram held various technical and management positions with NUS, Sprint, GTE, Fannie Mae and Hughes. Mr. Ananthram brings to the Company’s Board over 20 years of entrepreneurial, management, sales and technology experience.
Divya Ramachandran has been a director of the Company since August 22, 2006. Ms. Ramachandran is a member of the Executive Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Since February 2004, Ms. Ramachandran has been an Associate Vice President at Helios and Matheson Information Technology Ltd., the parent of the Company, focusing on mergers and acquisitions. From June 2003 to January 2004, Ms. Ramachandran was Program Director for General Management Programs at the Indian School of Business. From July 2002 to January 2003, Ms. Ramachandran was a Senior Manager, Strategy and Restructuring Cell for Lupin Limited, one of India’s leading pharmaceutical companies. From June 2000 to 2001, Ms. Ramachandran was an associate with Arthur Andersen LLP. Ms. Ramachandran brings to the Company’s Board valuable insight into organizational and operational issues as well as experience in managing complex global information technology companies.
Voting Requirements to Adopt the Proposal
The affirmative vote of the holders of a plurality of the outstanding shares of our common stock who are present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 1.
Recommendation
The Nominating and Corporate Governance Committee has nominated each of the director nominees set forth in Proposal 1. The Board of Directors recommends that shareholders vote FOR each of the nominees.

CORPORATE GOVERNANCE
Board of Directors Meetings and Committees
During the year ended December 31, 2009, the Board of Directors met nine times, including regular and special meetings. The Board of Directors has an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and an Executive Committee. During 2009, the Audit Committee held four meetings, the Executive Committee held twelve meetings, the Nominating and Corporate Governance Committee held one meeting and the Compensation Committee held six meetings. During 2009, each director, except for Messr. Ananthram and Ms. Ramachandran, attended 75% or more of the aggregate number of meetings of the Board of Directors and committees on which such directors served. During 2009, Messr. Ananthram attended 48% and Ms. Ramachandran attended 38% of the aggregate number of meetings of the Board of Directors and committees on which they served. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors.
It is anticipated that each member of the Board of Directors will attend the Company’s 2010 Annual Meeting of Shareholders. At the Company’s 2009 Annual Meeting of Shareholders, three of the five directors were in attendance. The Company does not have a formal policy with respect to directors’ attendance at the Annual Meeting of Shareholders.
Controlled Company
Helios and Matheson Information Technology Ltd. (“Helios and Matheson Parent”), an IT services organization with its corporate headquarters in Chennai, India, owns approximately 69% of the Company’s outstanding common stock. Helios and Matheson Parent is a publicly listed company on three stock exchanges in India: the National Stock Exchange (NSE), the Stock Exchange Mumbai (BSE) and Madras Stock Exchange (MSE).
The Board of Directors has determined that Helios & Matheson is a “Controlled Company” for purposes of the NASDAQ listing requirements. A “Controlled Company” is a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company. Certain NASDAQ requirements do not apply to a “Controlled Company”, including requirements: (i) that a majority of its Board of Directors must be comprised of “independent” directors as defined in NASDAQ’s rules; and (ii) that the compensation of officers and the nomination of directors be determined in accordance with specific rules, generally requiring determinations by committees comprised solely of independent directors or in meetings at which only the independent directors are present. The Board of Directors has determined that Helios & Matheson is a “Controlled Company” based on the fact that Helios and Matheson Parent holds more than 50% of the voting power of the Company.
Board Leadership Structure and Role in Risk Oversight
In accordance with the Company’s Bylaws, the Board of Directors elects the Company’s Chairman and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by different people. The Board of Directors believes that the Company and its shareholders are best served by having a policy that provides the Board of Directors the ability to select the most qualified and appropriate individual to lead the Board as Chairman. The Board of Directors also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board of Directors believes it is appropriate at this time to maintain separate offices of Chairman and Chief Executive Officer as it allows the Company’s Chief Executive Officer to focus primarily on his management responsibilities.
In April 2008, the Board of Directors appointed Mr. Srinivasaiyer Jambunathan as the Company’s Chairman of the Board. Mr. Jambunathan is expected to continue to serve as Chairman of the Board following the Company’s 2010 Annual Meeting.

The Company is exposed to a number of risks that are inherent with every business. Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks. While management is responsible for the day-to-day management of these risks, the Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management. The Board of Directors is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management. The Board of Directors has delegated to the Audit Committee the primary role in carrying out risk oversight responsibilities. The Audit Committee’s Charter provides that it will discuss significant risks or exposures and assess the steps management has taken to minimize such risks to the Company. The Board of Directors has also delegated to other committees the oversight of risks within their areas of responsibility and expertise. For example, the Compensation Committee oversees risks associated with the Company’s policies and practices relating to compensation.
Independent Directors
Upon consideration of the criteria and requirements regarding director independence set forth in NASDAQ Rule 5605, the Board of Directors has determined that each of Messrs. Jambunathan, Thomas and Dhoble meet NASDAQ independence standards.
Audit Committee
Audit Committee. The Audit Committee is authorized to engage the Company’s independent auditor and review with such auditors (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company’s financial statements following completion of their audit and (iii) the Company’s policies and procedures with respect to internal accounting and financial controls. As of April 30, 2010, the Audit Committee is comprised of Messrs. Thomas (Chairman), Dhoble and Jambunathan. The Board of Directors has determined that Mr. Thomas qualifies as an “audit committee financial expert.” The Board of Directors has determined that each of the members of the Audit Committee is independent (as independence is defined in NASDAQ Rule 5605(a)(2) and in Rule 10A-3(b)(1) of the Securities and Exchange Act of 1934, as amended). During the year ended December 31, 2009, the Audit Committee held four meetings. The Audit Committee Charter is posted at the Company’s website, www.hmna.com, under About Helios & Matheson — Management. Any person may obtain a copy of the Audit Committee Charter without charge by calling 212-979-8228 or by writing to Helios & Matheson North America Inc., 200 Park Avenue South, Suite 901, New York, NY 10003, Attention Ms. Roxanne Weisbrot, Interim Secretary.
Compensation Committee
Compensation Committee. The Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers, provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within three months of the subject action. The Compensation Committee is also authorized to administer the Company’s Amended and Restated 1997 Stock Option and Award Plan. As of April 30, 2010, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Dhoble and Ms. Ramachandran. The Board of Directors has determined that Messr. Dhoble is an independent member of the Compensation Committee (as independence is defined in NASDAQ Rule 5605(a)(2)). The Compensation Committee met six times during the year ended December 31, 2009. The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems it appropriate and in the best interests of the Company. The Compensation Committee Charter is posted at the Company’s website, www.hmna.com, under About Helios & Matheson — Management.
Nominating and Corporate Governance Committee
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is authorized to nominate candidates to the Board of Directors. As of April 30, 2010, the Nominating and Corporate Governance Committee is comprised of Messrs. Jambunathan (Chairman), Thomas and Ms. Ramachandran. The Board of Directors has determined that Messrs. Jambunathan and Thomas are independent members of the Nominating and Corporate Governance Committee (as independence is defined in NASDAQ Rule 5605(a)(2)). The Nominating and Corporate Governance Committee Charter is posted at the Company’s website, www.hmna.com, under About Helios & Matheson — Management. The Nominating and Corporate Governance Committee met one time during the year ended December 31, 2009.
The Nominating and Corporate Governance Committee receives recommendations for director nominees from a variety of sources, including from shareholders, management and members of the Board of Directors. Shareholders may recommend any person to be a director of the Company by writing to the Company’s interim Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the SEC rules in a proxy statement listing the candidate as a nominee for director.

The Nominating and Corporate Governance Committee generally reviews all recommended candidates at the same time and subjects all candidates to appropriate review criteria. Members of the Board of Directors should be qualified, dedicated, ethical and highly regarded individuals who have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Nominating and Corporate Governance Committee evaluates candidates in the context of the current composition of the Board of Directors, and these recommendations are submitted to the Board of Directors for review and approval. As part of this assessment, the Nominating and Corporate Governance Committee considers diversity of age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and its committees. In addition, pursuant to NASDAQ Rules, the Company must have an Audit Committee composed of at least three members, each of whom must satisfy specified independence and qualification criteria. The Nominating and Corporate Governance Committee is also responsible for providing a leadership role in shaping and monitoring the corporate governance practices of the Company.
Executive Committee
Executive Committee. The Executive Committee has all the powers of the Board of Directors except for the matters that have been explicitly delegated by the Board of Directors to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The objectives of the Executive Committee include: (i) focusing on business development, (ii) assisting in formulating business strategies, (iii) monitoring the Company’s progress on a monthly basis (actual vs. planned performance), (iv) controlling expenditures, (v) when necessary, taking appropriate corrective action, (vi) formulating plans for the future, (vii) helping management improve performance and sanctioning actions by management to do so, (viii) periodically reviewing in consultation with the Company’s Chief Executive Officer the Company’s management succession planning and (ix) other actions consistent with applicable law and the Company’s governing documents that the Executive Committee or the Board deems appropriate. Pursuant to Delaware General Corporate Law, the Executive Committee may not approve, adopt or recommend to shareholders any action or matter other than the election or removal of directors expressly required to be submitted to shareholders for approval or the adoption, amendment or repealing of any bylaw of the Company. As of April 30, 2010, the Executive Committee is comprised of Messrs. Jambunathan (Chairman), Dhoble, Thomas, Ananthram and Ms. Ramachandran. During the year ended December 31, 2009, the Executive Committee met twelve times.
Other Committees
The Board of Directors may establish additional standing or ad hoc committees from time to time.
Shareholder Communication with the Board
Correspondence from the Company’s shareholders to the Board of Directors or any individual directors or officers should be sent to the Company’s interim Secretary. Correspondence addressed to either the Board of Directors as a body, or to any director individually, will be forwarded by the Company’s interim Secretary to the Chairman of the Nominating and Corporate Governance Committee or to the individual director, as applicable. The Company’s interim Secretary will regularly provide to the Board of Directors a summary of all shareholder correspondence that the interim Secretary receives on behalf of the Board of Directors. This process has been approved by the Company’s Board of Directors.
All correspondence should be sent to Helios & Matheson North America Inc., 200 Park Avenue South, Suite 901, New York, NY 10003, Attention: Ms. Roxanne Weisbrot, Interim Secretary.
Compensation Committee Interlocks and Insider Participation
As of April 30, 2010, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Dhoble and Ms. Ramachandran. None of the members of the Compensation Committee has ever been an officer or employee of the Company.
Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea. The Company currently uses professional services and equipment provided by IonIdea. For additional information, please see “Certain Relationships and Related Transactions”.

Code of Business Conduct and Ethics
The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The code of ethics applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the code to any person without charge, upon request to Ms. Jeannie Lovastik, Human Resources Generalist by calling (212) 979-8228 or by writing to Helios & Matheson North America Inc., 200 Park Avenue South, Suite 901, New York, NY 10003, Attention: Ms. Jeannie Lovastik.
The Company intends to disclose any amendments to or waivers of its code of ethics as it applies to directors or executive officers by filing them on Form 8-K.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has recommended to the Board of Directors of the Company the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2010.
Mercadien has served as the principal accountant for the Company since April 7, 2005.
Audit Fees
For the years ended December 31, 2009 and 2008, the aggregate fees paid or expected to be paid to Mercadien, P.C. for the audit of the Company’s financial statements for such years and the review of the Company’s interim financial statements were $123,500 and $151,520, respectively.
Audit-Related Fees
During the years ended December 31, 2009 and 2008, there were no audit-related fees paid to Mercadien, P.C.
Tax Fees
For the years ended December 31, 2009 and 2008, the aggregate fees paid or expected to be paid to Mercadien, P.C. for tax compliance, tax advice and tax planning services were $25,000 and $25,000, respectively.
All Other Fees
During the years ended December 31, 2009 and 2008, there were no fees paid to Mercadien, P.C. for professional services other than audit, audit-related and tax services.
Audit Committee Policies and Procedures
The Audit Committee reviews the independence of the Company’s auditors on an annual basis and has determined that Mercadien, P.C. is independent. In addition, the Audit Committee pre-approves all work and fees, which are performed by the Company’s independent auditor.

Report of the Audit Committee of the Board of Directors
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.
REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with Mercadien P.C., the Company’s independent accountants for the fiscal year ended December 31, 2009, the matters required to be discussed by SAS 61 (Communication With Audit Committees), as amended by SAS 90 (Audit Committee Communications) that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has received from Mercadien P.C. the required written communication, as required by Independence Standards Board Standard No. 1 (that relates to the accountants’ independence from the Company and its related entities), and has discussed with the independent audit firm, that firm’s independence.
CONCLUSION. Based on the review and discussions with management and Mercadien P.C. referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report of Form 10-K for the fiscal year ended December 31, 2009.
AUDIT COMMITTEE:
Daniel L. Thomas, Chairman
Rabin K. Dhoble
Shri S. Jambunathan

Accountants’ Attendance at the Annual Meeting
A representative of Mercadien, P.C., the independent accountants of the Company for the year ending December 31, 2009, is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement at the Annual Meeting and is expected to be available to respond to appropriate questions.
Voting Requirements to Adopt the Proposal
The affirmative vote of the holders of a majority of the holders entitled to vote and that voted for or against or expressly abstained at the Annual Meeting, is required to approve Proposal 2. Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole right to appoint the Company’s independent auditor and the appointment of the independent auditor is not contingent upon obtaining shareholder approval. However, the Board of Directors is affording the Company’s shareholders the opportunity to express their opinions with regard to the selection of the Company’s auditors for fiscal year 2010. This vote is neither required nor binding, but is being solicited by the Board of Directors in order to determine if shareholders would approve the Audit Committee’s selection. If this Proposal does not receive the affirmative vote of a majority of the votes cast for this Proposal at the Annual Meeting, in person or by proxy, the Audit Committee will take such vote into consideration in determining whether to retain its independent auditor. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company.
Recommendation
The Board of Directors recommends that the shareholders RATIFY the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2010.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the number of shares of common stock beneficially owned as of April 30, 2010 by (i) each of the Company’s directors, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the common stock. As of April 30, 2010, 3,086,362 shares of the Company’s common stock were outstanding. Unless otherwise indicated in the table below, the address of each shareholder is c/o Helios & Matheson North America Inc., 200 Park Avenue South, Suite 901, New York, NY 10003.

	Common Stock
	Beneficially Owned(1)
	Number of		Percent of
Name	Shares		Ownership
Helios and Matheson Information Technology Ltd.	2,142,868	(2)	69%
Salvatore M. Quadrino, Interim CEO and CFO	15,000	(3)	*
Srinivasaiyer S. Jambunathan, Chairman and Director	250	(4)	*
Daniel L. Thomas, Director	500	(5)	*
Rabin K. Dhoble, Director	500	(6)	*
Kishan Grama Ananthram, Director	250	(7)	*
Divya Ramachandran, Director	250	(8)	*

All Directors and Executive Officers as a group (8 Persons)	16,750	(9)	1%

(1)
As used in the tables above, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have “beneficial ownership” of any security that such person has a right to acquire within 60 days of April 30, 2010. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, the Company believes each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares. The table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.

(2)	Helios and Matheson Information Technology Ltd.’s, principal executive offices are located at #9 Nungambakkam High Road, Chennai 600034 India.

(3)	Consists of 15,000 shares of common stock issuable upon exercise of currently exercisable options.

(4)	Consists of 250 shares of common stock issuable upon exercise of currently exercisable options.

(5)	Consists of 500 shares of common stock issuable upon exercise of currently exercisable options.

(6)	Consists of 500 shares of common stock issuable upon exercise of currently exercisable options.

(7)	Consists of 250 shares of common stock issuable upon exercise of currently exercisable options.

(8)	Consists of 250 shares of common stock issuable upon exercise of currently exercisable options.

(9)	Includes 16,750 shares of common stock that may be acquired upon the exercise of currently exercisable options.

*	Indicates less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and certain beneficial owners of the Company’s equity securities (the “Section 16 Reporting Persons”) to file with the SEC reports regarding their ownership and changes in ownership of the Company’s equity securities. The Company believes that, during fiscal year 2009, its Section 16 Reporting Persons complied with all Section 16(a) filing requirements except that Helios and Matheson Parent filed one transaction late on a Form 4 filed in 2010.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Transactions with Related Persons, Promoters and Certain Control Persons
On September 4, 2008, the Company entered into a Statement of Work with IonIdea, Inc. to provide certain professional services, workstation facilities and communication equipment to the Company and its wholly-owned subsidiary Helios & Matheson Global Services Private Limited. The Statement of Work commenced on August 1, 2008, and continues through July 31, 2010. Prior to September 4, 2008, the Company had been using the same professional services, workstation facilities and communication equipment from IonIdea without a contract since July 1, 2007. Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea. The total amount paid to IonIdea is based upon the number of Company employees using workstation facilities and communication equipment and, from January 1, 2009 through December 31, 2009, the amount paid to IonIdea was $156,661. Approximately, thirteen Company employees currently use IonIdea workstation facilities and communication equipment.
Helios and Matheson Parent, an IT services organization with corporate headquarters in Chennai, India is the owner of approximately 69% of the Company’s outstanding common stock. Helios and Matheson Parent is the only parent of the Company.
On November 18, 2009, the Company entered into a private placement securities purchase agreement with Helios and Matheson Parent, pursuant to which Helios and Matheson Parent purchased 689,655 shares of the Company’s common stock at a price of $1.45 per share, equal to the closing bid price of the Company’s common stock on November 20, 2009, for a total investment of $1,000,000. The investment by Helios and Matheson Parent was part of a plan submitted by the Company to NASDAQ to regain compliance with The NASDAQ Capital Market’s minimum shareholder’s equity requirement.
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
As the holder of approximately 69% of the Company’s outstanding voting securities, Helios and Matheson Parent will have significant influence on matters requiring shareholder approval, and will control matters which require only majority shareholder approval which includes the election of directors and approval of certain corporate transactions.
Helios and Matheson Parent does not have any contractual rights to appoint directors or officers of the Company or to cause the resignation of any existing Company directors or officers.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
The following compensation discussion and analysis summarizes the Company’s philosophy and objectives regarding the compensation of its named executive officers, including how the Company determines elements and amounts of executive compensation. The following discussion and analysis should be read in connection with the tabular disclosures regarding the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2009.
In this section, we will discuss the details of the Company’s compensation program as it relates to (i) the Company’s interim Chief Executive Officer and Chief Financial Officer and (ii) the Company’s former Chief Operating Officer. These two individuals were the only executive officers of the Company during fiscal year 2009. We will refer to these two persons throughout this discussion with regards to compensation as “named executive officers”. These named executive officers were deemed to be the only key employees of the Company and their performance had or has the potential to substantially impact the short-and long-term success of the Company.
Effective February 23, 2009, the Board of Directors of the Company and Mr. Prude, the Company’s former Chief Operating Officer, agreed that Mr. Prude would be terminating his employment with the Company and that his responsibilities would be redistributed to the remaining members of the Company’s senior management team. Under the terms of Mr. Prude’s employment agreement, his final day with the Company was April 30, 2009. As of May 1, 2009, the Company had only one executive officer.
The Compensation Committee (the “Committee”) was established by the Board of Directors to appoint, promote and administer compensation packages for executive officers of the Company. The Committee may delegate its authority to subcommittees or the Chairman of the Committee when it deems it appropriate and in the best interests of the Company.
Compensation Objectives
The Company’s executive officer compensation program is intended, consistent with the Company’s economic position and budget, to attract and retain highly qualified professionals who will assist the Company in meeting its financial and strategic goals. By offering competitive compensation, the Company seeks to promote a long-term commitment from its executive officers. Currently, there is only one executive officer, Mr. Quadrino, which the Board of Directors considers to be in the current best interests of the Company. The primary goals of the Company’s compensation program are to:
•	align long-term interests of executives with shareholders;
•	reward individual performance while maintaining cost efficiency;
•	improve overall business performance; and
•	develop mutually beneficial long-term relationships between executive officers and the Company.
The Company has historically sought to accomplish these objectives through a combination of base salary, long-term incentive compensation (stock options), cash bonuses and certain limited perquisites. (In fiscal year 2009, the only compensation paid to the Company’s named executive officers was base salary to Mr. Quadrino and base salary, severance and car allowance to Mr. Prude.)

Compensation Process
At the end of each year, the Committee reviews and assesses the effectiveness of the past compensation criteria and approves the policies and plans for the next fiscal year. The Committee takes into consideration the performance of each of the executive officers and measures such individual performance against the performance level of the Company. The executive officers from time to time have had meetings with the Committee to discuss their compensation plan and performance. There may be occasions where the Committee requests to meet with the executive officer to gain clarification with regards to the fulfillment of certain performance criteria.
The Committee uses its discretion in determining compensation levels as there are no set guidelines for compensation. In determining the amount of compensation for the executive officers, the Committee may seek information from Human Resources on current market evaluations. Subject to approval from the full Board of Directors, the Committee makes the final decisions on executive compensation plans.
Primary Elements of Compensation
The Company’s compensation program has historically included both short and long term compensation in the form of base salary, long-term incentive compensation (stock options), cash bonuses and perquisites as detailed below.
Base Salary. The Committee utilizes its knowledge and general experience of the industry to determine the base salaries for its executive officers. Competitive salary levels are influenced by such factors as professional experience, accomplishments, duties, market comparisons and individual performance. The Company’s named executive officers primary source of compensation is derived from base salary. The base salaries paid in 2009 to the Company’s named executive officers reflect a reduction from the base salaries paid in 2008. Base salaries were reduced in 2009 due to the impact the recent economic crisis has had on the Company’s results of operations.
Long-Term Incentive Compensation. The Compensation Committee in its discretion may award stock options to the Company’s executive officers as a part of their initial compensation plan and upon annual review of their individual performance. The exercise price per share of a stock option is established by the Committee but may not be less than the fair market value of a share of common stock as of the date of grant. The aggregate fair market value of the shares of common stock with respect to which “incentive” stock options are exercisable for the first time by an individual to whom an “incentive” stock option is granted during any calendar year may not exceed $100,000. There were no stock options awarded to the Company’s named executive officers during the fiscal year ended December 31, 2009.
Cash Bonus. The Committee in its discretion may award cash bonuses to the Company’s executive officers based upon an annual review of the Company’s overall performance, individual performance and available cash resources. There were no cash bonuses awarded to the Company’s named executive officers for the fiscal year ended December 31, 2009.
Retirement Plans. The Company’s compensation program includes a tax deferred savings plan. The Company’s named executive officers can participate in the Company’s 401(k) Tax Deferred Savings Plan (“the 401(k) plan”). For 2009, contributions can be made for up to 70% per pay cycle with an annual cap of $16,500. In addition, for those individuals over the age of 50, a “Catch-Up Deferral” contribution can be made up to but not exceeding $5,500. The Company does not offer a matching contribution for any of its employees. The named executive officers participate in the 401(k) plan on the same terms as all other employees.
Perquisites and Other Benefits. In comparison to base salary, perquisites and other benefits represent only a small portion of the named executive officers compensation. The only perquisite available to the Company’s named executive officers is the use of a company car or an automobile allowance. (In fiscal year 2009, the Company’s only current executive officer, Mr. Quadrino, had use of a Company car.) The Committee has approved this perquisite and other benefits as reasonable components of the Company’s executive officer compensation.
Employment Agreements
The Company has entered into employment agreements with its named executive officers as described below under “Director and Executive Compensation — Employment Agreements and Potential Post-Employment Payments and Benefits”.

Impact of Tax and Accounting
As a general matter, the Committee considers the various tax and accounting implications of compensation vehicles employed by the Company.
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally prohibits any publicly held corporation (with certain exceptions) from taking a federal income deduction for compensation paid in excess of $1 million in any taxable year to the Chief Executive Officer and the next three highest compensated officers (other than the Chief Financial Officer). Exceptions include qualified performance-based compensation that is approved by independent directors within the meaning of Section 162(m). In 2009, the Company did not make any compensation payments or grants of equity that would cause it to lose its deduction under Section 162(m).
When determining amounts of long-term incentive award grants to executives and employees, the Committee examines the accounting cost associated with the grants. Under Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (‘FASB ASC Topic 718”), grants of options, restricted stock, restricted stock units and other share-based payments result in an accounting charge for the Company. The accounting charge is equal to the grant date fair value of the instruments being issued. For restricted stock, the cost is equal to the fair value of the stock on the date of grant multiplied by the number of shares granted. For options, the cost is equal to the Black-Scholes value on the date of grant multiplied by the number of shares granted. This expense is amortized over the requisite service period, or vesting period of the instruments. Option grants and awards of performance-based restricted stock are intended to qualify as performance-based compensation under Section 162(m). There were no long-term incentive award grants made in fiscal year 2009.
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
Executive Officer (1)
The Company’s executive officer, age and positions as of April 30, 2010 are:

Name	Age	Title

Salvatore M. Quadrino	63	Interim Chief Executive Officer and Chief Financial Officer

(1)
Effective February 23, 2009, the Board of Directors of the Company and Mr. Prude, the former Chief Operating Officer of the Company, agreed that Mr. Prude would terminate his employment with the Company and that his responsibilities would be redistributed to the remaining members of the Company’s senior management team. Under the terms of Mr. Prude’s employment agreement, which is described below under “Employment Agreements and Potential Post-Employment Payments and Benefits”, his final day with the Company was April 30, 2009. Mr. Prude was entitled to nine months of severance totaling $155,250 which was paid out monthly beginning May 2009. As of May 1, 2009, the Company had only one executive officer.

Salvatore M. Quadrino has been the Chief Financial Officer of the Company since May 1, 2006 and Secretary from April 26, 2006. In addition, on May 9, 2008, the Company offered and Mr. Quadrino accepted the position of interim Chief Executive Officer of the Company. From January 2004 through May 1, 2006, Mr. Quadrino served as an independent consultant providing finance and accounting solutions to clients as either interim Chief Financial Officer or Project Manager. From 2002 to 2004, Mr. Quadrino served as Chief Financial Officer for Con Edison Communications, Inc. From 2000 to 2001 Mr. Quadrino served as the Chief Financial Officer for Submit Order Inc. Prior to 2000, Mr. Quadrino served as Chief Financial Officer for Medical Logistics Inc., COVISTA Communications Inc. and Erols Internet, Inc. From 1990 to 1996, Mr. Quadrino was employed by Suburban Propane Partners LP, initially as Chief Financial Officer, then as President and Chief Executive Officer. In his role as President and Chief Executive Officer, Mr. Quadrino led Suburban Propane in its successful initial public offering and listing on the New York Stock Exchange. Mr. Quadrino is a Certified Public Accountant.

Summary Compensation Table for 2009 and 2008
The following table sets forth certain information regarding compensation for services rendered in all capacities during the years ended December 31, 2009 and 2008 by our named executive officers. There were no stock options awarded to the Company’s named executive officers during 2009 or 2008.
Summary Compensation Table for 2009 and 2008

					Non-Equity
				Options	Incentive Plan		All Other
Name and Principal Position	Year	Salary		Awards	Compensation		Compensation(a)		Total

Salvatore M. Quadrino
Interim Chief Executive Officer	2009	$220,000		$—	$—		$—		$220,000
and Chief Financial Officer	2008	$233,333	(1)	$—	$—		$—		$233,333

Michael Prude(2)
Former Chief Operating Officer	2009	$69,000		$—	$—		$170,794	(3)	$239,794
	2008	$237,000		$—	$75,973	(4)	$12,000		$324,973

(a)	Includes payments with respect to car allowance and severance.

(1)
Includes (i) a prorated portion ($60,000) from January 1, 2008 through April 30, 2008 of an annual salary of $180,000, (ii) a prorated portion ($133,333) from May 1, 2008 through December 31, 2008 of an annual salary of $200,000 for Mr. Quadrino’s role as Chief Financial Officer and (iii) a prorated portion ($40,000) from May 1, 2008 through December 31, 2008 for Mr. Quadrino’s additional role as Interim Chief Executive Officer.

(2)
Effective February 23, 2009, the Board of Directors of the Company and Mr. Prude, the former Chief Operating Officer of the Company, agreed that Mr. Prude would terminate his employment with the Company and that his responsibilities would be redistributed to the remaining members of the Company’s senior management team. Under the terms of Mr. Prude’s employment agreement, which is described below under “Employment Agreements and Potential Post-Employment Payments and Benefits”, Mr. Prude’s final day with the Company was April 30, 2009. Mr. Prude was entitled to nine months of severance totaling $155,250 which was paid out monthly beginning May 2009. As of May 1, 2009, the Company had only one executive officer.

(3)	Includes severance payments totaling $155,250, a payment with respect to unused vacation and sick pay totaling $11,544 and payments with respect to a car allowance totaling $4,000.

(4)	Includes $75,973 earned from sales commission.

Option Exercises for 2009
Aggregated Option Exercises in Fiscal Year Ended December 31, 2009 and Fiscal Year End Option Values

Number of Securities
			Underlying Unexercised	Value of Unexercised In-
	Shares		Options Held at	the-Money Options at
	Acquired on		December 31, 2009	December 31, 2009
Name	Exercise	Value Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

Salvatore M. Quadrino	—	—	15,000/5,000	$0/$0
Michael Prude	—	—	0/0	$0/$0
Outstanding Equity Awards at 2009 Fiscal Year End
The following table provides certain information about all equity compensation awards held by the named executive officers as of December 31, 2009.

Option Awards
Number of
	Number of	Securities
	Securities	Underlying
	Underlying	Unexercised		Option	Option
	Unexercised	Unearned	Grant	Exercise	Expiration
Name	Options	Options (a)	Date	Price	Date

Salvatore M. Quadrino	15,000	5,000	5/1/2006	$5.82	5/1/2016
Michael Prude	—	—	—	—	—

(a)	Option Awards vest as follows:

Vesting Date May 1,
Name	2010
Salvatore M. Quadrino	5,000
Michael Prude	—

Employment Agreements and Potential Post-Employment Payments and Benefits
Mr. Quadrino is the only named executive officer with an effective employment agreement. On May 9, 2008, the Company entered into an amended employment agreement with Mr. Quadrino (the “Amended Quadrino Agreement”) whereby Mr. Quadrino continues to be employed as the Chief Financial Officer of the Company. In addition, the Company offered and Mr. Quadrino accepted the position of interim Chief Executive Officer of the Company. Mr. Quadrino also serves as the Secretary of the Company.
The Amended Quadrino Agreement automatically renews for subsequent one-year terms unless and until the agreement is terminated by either party with at least 30 days notice. The Amended Quadrino Agreement provides Mr. Quadrino with an annual base salary, currently $220,000, for his role as interim Chief Executive Officer and Chief Financial Officer. In addition to his annual base salary, Mr. Quadrino is eligible to receive a performance-based bonus, to continue to participate in the Company’s stock option and award plan and to continue to use a Company car.
The Amended Quadrino Agreement provides that in the event Mr. Quadrino’s employment is terminated by the Company without “Cause” (as defined in the Amended Quadrino Agreement), death or disability or by Mr. Quadrino for “Sufficient Reason”, (as defined in the Amended Quadrino Agreement), Mr. Quadrino will receive a severance allowance in an amount equal to six months of Mr. Quadrino’s then current base salary. In the event the Company terminates Mr. Quadrino without cause within six months after the appointment of a new Chief Executive Officer, Mr. Quadrino will receive an additional severance allowance in an amount equal to three months of Mr. Quadrino’s then current base salary. The Amended Quadrino Agreement includes a one-year non-compete covenant commencing on termination of employment.
On July 1, 2007, the Company entered into an employment agreement with its now former Chief Operating Officer, Mr. Prude (the “Prude Employment Agreement”). Pursuant to the Prude Employment Agreement, Mr. Prude received severance payments as set forth in the Summary Compensation Table on page 18. Under the Prude Employment Agreement, in the event of a termination by the Company without cause, or due to death or disability or by Mr. Prude for “Sufficient Reason”, as defined in the Prude Employment Agreement, Mr. Prude was eligible to receive a severance allowance in an amount equal to nine months of his then current base salary. The agreement includes a one year non-compete covenant commencing on termination of employment.
The following table sets forth the potential payments to Mr. Quadrino if termination of his employment or a change in control of the Company had occurred on December 31, 2009. The values in this table reflect estimated payments associated with various termination scenarios. The table does not include Mr. Prude who was not an executive officer as of December 31, 2009 and whose severance payments are included in the Summary Compensation Table on page 18.

	Termination		Termination with
Benefits and Payments	without cause or		cause or for	Change in	Death or
upon Termination	for good reason(a)		good reason	control	Disability(a)
Salvatore M. Quadrino
Severance payment	$110,000	(1)	$—	$—	$110,000
Stock options (2)	—		—	—	—

Total	$110,000		$—	$—	$110,000

(a)	These represent rights that Mr. Quadrino would have under his employment agreement discussed in more detail above.

(1)
In the event the Company terminates Mr. Quadrino without cause within six months after the appointment of a new Chief Executive Officer, Mr. Quadrino is entitled to an additional severance allowance in an amount equal to three months of Mr. Quadrino’s then-current base salary.

(2)
In accordance with Mr. Quadrino’s employment agreement, upon termination, 20,000 stock options become immediately vested and exercisable at an exercise price of $5.82. Because the closing stock price on December 31, 2009 was $0.71, there was no value associated with such accelerated vesting.

Director Compensation
The following table sets forth certain information regarding compensation for services rendered by the Company’s directors during fiscal year ended December 31, 2009. During fiscal year 2009, there were no stock awards granted to directors and no other compensation was earned (including in the form of nonqualified deferred compensation earnings).

Fees Earned
or Paid in
Name	Cash(a)

Srinivasaiyer Jambunathan	$24,000

Daniel L. Thomas	$24,000

Rabin K. Dhoble	$24,000

Kishan Grama Ananthram	$24,000

Divya Ramachandran	$24,000

(a)
Each director received non-employee directors’ compensation of $6,000 per quarter during 2009. Each director is reimbursed for travel and other reasonable expenses incurred as related to the business of the Company.

SHAREHOLDER PROPOSALS
Pursuant to Rule 14a-8 under the Exchange Act, proposals by Shareholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than the close of business on January 1, 2011 in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our interim Secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission (“SEC”) governing stockholder proposals.
If a shareholder chooses not to include a proposal in our proxy pursuant to Rule 14a-8 of the Exchange Act, notice of the proposal must be received by the Company no later than March 15, 2011, otherwise the proxies may vote on the proposal in the manner they believe is appropriate, in accordance with SEC rules.
OTHER BUSINESS
The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.
MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS
In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to shareholders who share an address, should be directed to Helios & Matheson North America Inc., Attn: Ms. Roxanne Weisbrot, 200 Park Avenue South, Suite 901, New York, New York 10003, (212) 979-8228. In addition, shareholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the prior sentence.

A COPY OF THE 2009 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS PROXY STATEMENT. COPIES OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2009, INCLUDING EXHIBITS, CONTAINING INFORMATION ON OPERATIONS AND THE COMPANY’S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 30, 2010, SUCH REQUESTOR WAS A BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK. PLEASE WRITE TO:
HELIOS & MATHESON NORTH AMERICA INC.
200 PARK AVENUE SOUTH
SUITE 901
NEW YORK, NY 10003
ATTENTION: ROXANNE WEISBROT, INTERIM SECRETARY
COPIES MAY ALSO BE OBTAINED WITHOUT CHARGE THROUGH THE SEC’S WORLD WIDE
WEB SITE AT http://www.sec.gov

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▼     FOLD AND DETACH HERE     ▼
HELIOS & MATHESON NORTH AMERICA INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Srinivasaiyer Jambunathan, Chairman of, and Salvatore M. Quadrino, interim Chief Executive Officer of, Helios & Matheson North America Inc., a Delaware corporation (the “Company”) and each of them as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 2010 Annual Meeting of Shareholders of the Company, to be held on May 20, 2010, at 10:00 a.m. (local time), at the Company’s headquarters located at 200 Park Avenue South, Suite 901, New York, New York 10003 and at any adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters (and with discretionary authority as to any and all other):
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN AND RETURN THIS PROXY WITHOUT GIVING ANY INSTRUCTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW AND FOR ALL OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side)

WO# 74074

HELIOS & MATHESON
NORTH AMERICA INC.
 WO#
74074
▼  FOLD AND DETACH HERE  ▼
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

Please mark your votes as indicated in this example	☒

	FOR ALL NOMINEES listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS			FOR	AGAINST	ABSTAIN

1. Election of Directors Nominees:	☐	☐	☐	2.	To ratify the appointment of Mercadien P.C., as independent public accounting firm of the Company for the fiscal year ending December 31, 2010.	☐	☐	☐
01 Srinivasaiyer Jambunathan
02 Daniel L. Thomas				3.	In his or her discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.
03 Rabin K. Dhoble
04 Kishan Grama Ananthram
05 Divya Ramachandran
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

Mark Here for Address Change or Comments SEE REVERSE	☐
NOTE: Please sign exactly as the name appears on this card. When shares are held by two or more persons, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature	Signature	Date